EXHIBIT 10.1

CONFORMED COPY

FIRST AMENDMENT AND WAIVER

                         FIRST AMENDMENT AND WAIVER, dated as of March 31, 2005 (this “Amendment”), under the CREDIT AGREEMENT, dated as of November 18, 1997, as amended and restated as of October 14, 2004 (as in effect on the date immediately prior to the date hereof, the “Credit Agreement”), among BALLY TOTAL FITNESS HOLDING CORPORATION, a Delaware corporation (the “Borrower”), the lenders parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as agent for the Lenders (the “Agent”), DEUTSCHE BANK SECURITIES, INC., as Syndication Agent, and LASALLE BANK NATIONAL ASSOCIATION, as Documentation Agent. Terms used herein, but not defined, shall have the respective meanings set forth in the Credit Agreement.

W I T N E S S E T H:

                         WHEREAS, the Borrower has requested, and the undersigned Lenders wish to consent to, certain amendments to and waivers of the Credit Agreement;

                         NOW, THEREFORE, the parties hereto hereby agree as follows:

                         1.         Amendment to Section 1.01 of the Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in proper alphabetical order:

“DOJ Investigation” shall mean investigations, requests for information and related matters initiated by the Justice Department in connection with the previously announced restatements of the Borrower’s financial statements and related matters.

“First Amendment” shall mean the First Amendment and Waiver dated as of March 31, 2005 to this Agreement.

“First Amendment Effective Date” shall mean the “Effective Date”, as defined in the First Amendment, which date is March 31, 2005.

                         (b) The definition of “GAAP EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” which appears before clause (xi) and substituting therefor a comma, deleting the period following clause (xi) and (ii) adding the following at the end thereof:

, (xii) investigation and restructuring cash fees and expenses in connection with the matters described in the Disclosure Letter, the DOJ Investigation and related matters and cash fees and expenses in connection with matters relating to the preparation and implementation of the revised business plan to be delivered pursuant to Section 6.03(m) up to a maximum of (a) $5,000,000 incurred during the fiscal year ended December 31, 2004 and (b) $5,000,000 incurred during the fiscal year ending December 31, 2005, (xiii) cash fines and settlement payments in connection with the matters described in the Disclosure Letter, the DOJ Investigation and related matters to the extent paid by and not reimbursed to the Borrower or its Subsidiaries in such period from insurance proceeds or by other third parties (it being agreed that if any such cash fine or settlement payment shall be so reimbursed in a subsequent period, the amount of such reimbursement shall be deducted at such time in calculating GAAP EBITDA) and (xiv) a cumulative non-cash charge for the fiscal year of the Borrower ending on December 31, 2004 in an aggregate amount not to exceed $5,000,000 relating to adjustments of lease expense as a result of recalculating such lease expense on a straight-line basis, provided, that the Borrower shall have delivered to the Lenders in form and substance reasonably satisfactory to the Agent a calculation of such non-cash charge certified by a responsible officer of the Borrower as being complete and correct in all material respects.

                         2.         Amendment to Section 6.03 of the Credit Agreement. (a) Section 6.03 of the Credit Agreement is hereby amended by deleting clause (d) and replacing it with the following:

(d) not later than forty (40) days after the end of each fiscal month (other than the last month in each fiscal quarter), Borrower’s unaudited consolidated statements of income and cash flows for that portion of the fiscal year ending with such month and its unaudited consolidated balance sheet as of the last day of such fiscal month, certified by a responsible officer of Borrower as being complete and correct in all material respects and fairly presenting in all material respects its results of operations and cash flows and financial condition and including a comparison to the same period (or date, in the case of balance sheets) for the prior fiscal year;

                         (b) Section 6.03 of the Credit Agreement is hereby amended (i) by deleting the word “and” which appears at the end of clause (j), (ii) deleting the period at the end of clause (k) and substituting therefor a comma and (iii) adding the following at the end thereof:

(l) no later than the first Monday of each calendar month, beginning April 11, 2005, a forecast of the sources and uses of cash by the Borrower and its Subsidiaries (including Unrestricted Subsidiaries) on a weekly basis for the succeeding thirteen (13) calendar weeks, together with, commencing with the forecast to be delivered on May 2, 2005, a report describing variances of sources and uses from previously delivered forecasts, all in form and substance reasonably satisfactory to the Agent and its financial advisor, if any; and

(m) no later than July 1, 2005, a revised business plan for the Borrower and its Subsidiaries.

                         3.         Amendment to Section 7.06 of the Credit Agreement. Section 7.06 of the Credit Agreement is hereby amended by deleting the table of permitted Capital Expenditures and replacing it with the following:

Fiscal Year	Permitted Capital Expenditures

2004	$60,000,000

2005	$50,000,000

2006	$50,000,000

2007	$50,000,000

2008	$50,000,000

2009	$50,000,000

                         4.         Amendment to Section 8.12. Section 8.12 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

8.12 Class Actions/SEC Proceedings/DOJ Investigation. The Borrower and its Subsidiaries shall pay or agree in writing to pay damages, penalties or similar amounts in excess of $10,000,000 in the aggregate (other than from insurance proceeds or from amounts otherwise reimbursed to the Borrower by third parties to whom the Borrower and its Subsidiaries are not providing credit or similar support) in connection with (i) the securities class action lawsuits filed against the Borrower and related SEC investigations in connection with the matters described in the Disclosure Letter, (ii) the DOJ Investigation or (iii) other matters disclosed in the Disclosure Letter.

                         5.         Waivers; Acknowledgement.

                         (a) The Lenders waive any Default or Event of Default that has resulted or might result from the occurrence of any of the following prior to the Effective Date (as defined below): (i) failure by the Borrower to timely pay the fees and expenses of counsel to the Agent in connection with the preparation of the Credit Agreement; (ii) failure by the Borrower to execute and record leasehold mortgages with respect to leasehold interests existing on the Closing Date by the date required by Section 3.05(c) of the Credit Agreement; (iii) failure by the Borrower to notify the Agent of any Event of Default described in clauses (i), (ii), (iv) and (v) of this Section 5; (iv) failure of the Borrower to deliver projections for 2005 on the date required by Section 6.03(f) of the Credit Agreement; and (v) failure of the Borrower to deliver its unaudited consolidated statement of income for the fiscal month of January 2005 on the date required by Section 6.03(d) of the Credit Agreement.

                         (b) The Lenders acknowledge and agree that the Borrower’s compliance with the requirements of Sections 6.12 and 6.14 of the Credit Agreement as of the fiscal quarter of the Borrower ended December 31, 2004 shall be determined as if the adjustments set forth in Section 1 of this Amendment were effective as of December 31, 2004.

                         6.         CIT Subordination Agreement. The Lenders authorize the Agent and the Collateral Agent to execute and deliver a lien subordination agreement substantially in the form of Exhibit N to the Credit Agreement with respect to various items of equipment (and proceeds thereof) financed by The CIT Group/Equipment Financing, Inc. (“CIT”). The Borrower represents that the amount of Indebtedness owed to CIT and its affiliates which is secured by such equipment is approximately $7,200,000 on the date hereof. The Lenders acknowledge that pursuant to Section 10.13 of the Credit Agreement the Agent and the Collateral Agent have the authority to enter into, and have entered into, lien subordination agreements from time to time with respect to the Collateral.

                         7.         Financial Advisor. The Borrower acknowledges that the Lenders are considering retaining a financial advisor in connection with the Borrower’s obligations under the Credit Agreement. The Borrower agrees to pay the reasonable fees and expenses of such financial advisor (including an upfront retainer) promptly following receipt of an invoice (with backup detail supporting the invoiced amount, subject to attorney-client privilege/work product considerations) from time to time. The Lenders have advised the Borrower that they expect the scope of the financial advisor’s work to be limited to review of the Borrower’s unaudited 2004 financial results and financial statements, review of the Borrower’s unaudited financial results and financial statements for the first fiscal quarter of 2005 and for the months of February, April and May 2005, review of the Borrower’s restated financial statements for prior periods and a review and analysis of the revised business plan of the Borrower to be delivered on or prior to July 1, 2005. It is expected that such financial advisor’s work will be completed on or about July 21, 2005.

                         8.         Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date first set forth above (the “Effective Date”) at such time as:

                         (i) the Agent shall have received counterparts of this Amendment duly executed and delivered by a duly authorized officer of each of the Borrower, each Guarantor and the Majority Lenders;

                         (ii) the Agent shall have received payment of all fees and expenses of the Agent and the Lenders that are due and payable on or prior to the Effective Date in connection with this Amendment; and

                         (iii) the Borrower shall have delivered to the Agent a certificate demonstrating in reasonable detail that the Borrower and the other Credit Parties have the ability (a) under the 1997 Indenture and the 1998 Indenture to incur the indebtedness and other Obligations under the Credit Documents and that the Obligations constitute Senior Indebtedness (as defined in the 1997 Indenture and the 1998 Indenture) and (b) under the Senior Unsecured Notes Indenture to incur the indebtedness and other Obligations under the Credit Documents and to create Liens on the Collateral therefor.

                         9.         Consent Fee. The Borrower agrees to pay to the Agent for the account of each Lender which executes and delivers this Amendment by 5:00 pm EST on March 31, 2005, an amendment fee equal to .25% of the sum of such Lender’s Term Advances and Revolving Credit Commitments on the Effective Date, earned and payable on the Effective Date.

                         10.         Representations and Warranties. The Borrower represents and warrants to each Lender that as of the Effective Date after giving effect to this Amendment: (a) the representations and warranties made by the Credit Parties in the Credit Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof.

                         11.         Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns and binding in respect of all of its Commitments and Advances, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

                         12.         Continuing Effect; No Other Amendments. Except to the extent the Credit Agreement is expressly amended hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect. This Amendment shall constitute a Credit Document.

                         13.         Reimbursement of Legal Fees. The Borrower agrees to pay the reasonable fees and preparation, execution and delivery expenses of counsel to the Agent in connection with the Credit Agreement and the preparation, execution and delivery of this Amendment within ten (10) Business Days following receipt of an invoice thereof (together with backup documentation supporting such reimbursement request, subject to attorney-client privilege/work product considerations).

                         14.         GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Rest of page intentionally left blank]

                         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BALLY TOTAL FITNESS HOLDING CORPORATION

By:	/s/ William Fanelli

Name: Title:	William Fanelli Senior Vice President

JPMORGAN CHASE BANK, N.A., individually and as Agent

By:	/s/ Barry K. Bergman

Name: Title:	Barry K. Bergman Vice President

7

Bally Total Fitness Holding Corporation First Amendment and Waiver dated as of March 31, 2005 to the Amended and Restated Credit Agreement

ADAR INVESTMENT FUND LTD. By: Adar Investment Management LLC, Investment Manager

By:	/s/ Abby Flamholz

Name: Title:	Abby Flamholz Manager

ANCHORAGE CROSSOVER CREDIT OFFSHORE MASTER FUND, LTD.

By:	/s/ Kevin Ulrich

Name: Title:	Kevin Ulrich Director

AVERY POINT CLO, LTD. By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Diane J. Exter

Name: Title:	Diane J. Exter Managing Director Portfolio Manager

BRANT POINT CBO 1999-1 LTD. By: Sankaty Advisors, Inc. as Collateral Manager

By:	/s/ Diane J. Exter

Name: Title:	Diane J. Exter Managing Director Portfolio Manager

7

BRANT POINT II CBO 2000-1 LTD. By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Diane J. Exter

Name: Title:	Diane J. Exter Managing Director Portfolio Manager

CASTLE HILL I INGOTS, LTD. By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Diane J. Exter

Name: Title:	Diane J. Exter Managing Director Portfolio Manager

CASTLE HILL II INGOTS, LTD. By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Diane J. Exter

Name: Title:	Diane J. Exter Managing Director Portfolio Manager

HARBOUR TOWN FUNDING LLC

By:	/s/ Meredith J. Koslick

Name: Title:	Meredith J. Koslick Assistant Vice President

LOAN FUNDING XI LLC By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Diane J. Exter

Name: Title:	Diane J. Exter Managing Director Portfolio Manager

7

RACE POINT CLO, LIMITED By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Diane J. Exter

Name: Title:	Diane J. Exter Managing Director Portfolio Manager

RACE POINT II CLO, LIMITED By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Diane J. Exter

Name: Title:	Diane J. Exter Managing Director Portfolio Manager

SANKATY HIGH YIELD PARTNERS III, L.P.

By:	/s/ Diane J. Exter

Name: Title:	Diane J. Exter Managing Director Portfolio Manager

BLACK DIAMOND OFFSHORE LTD.

By:	/s/ Clint D. Carlson

Name: Title:	Clint D. Carlson President of Asgard Investment Corp., General Partner of Carlson Capital, LP, Investment Adviser

DOUBLE BLACK DIAMOND OFFSHORE LDC

By:	/s/ Clint D. Carlson

Name: Title:	Clint D. Carlson President of Asgard Investment Corp., General Partner of Carlson Capital, LP, Investment Adviser

RED FOX FUNDING LLC

By:	/s/ Meredith J. Koslick

Name: Title:	Meredith J. Koslick Assistant Vice President

7

CANYON CAPITAL CDO 2002-1 LTD. By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

By:	/s/ R. Christian B. Evansen

Name: Title:	R. Christian B. Evansen Managing Director

CANYON CAPITAL CLO 2004-1 LTD. By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

By:	/s/ R. Christian B. Evansen

Name: Title:	R. Christian B. Evansen Managing Director

CITADEL HILL 2000 LTD.

By:	/s/ Pieter Van Schaick

Name: Title:	Pieter Van Schaick Authorized Signatory

CITADEL HILL 2004 LTD.

By:	/s/ Pieter Van Schaick

Name: Title:	Pieter Van Schaick Authorized Signatory

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Carin M. Keegan

Name: Title:	Carin M. Keegan Vice President

By:	/s/ Diane F. Rolfe

Name: Title:	Diane F. Rolfe Vice President

7

HEALTH AND FITNESS TRUST BY: Wilimgton Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated October 15, 2004

By:	/s/ Joseph B. Fell

Name: Title:	Joseph B. Fell Assistant Vice President

ALPHAGEN CREDIT FUND

By:	/s/ Varkki P. Chacko

Name: Title:	Varkki P. Chacko Portfolio Manager

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Brian P. Schwinn

Name: Title:	Brian P. Schwinn Duly Authorized Signatory

HBK MASTER FUND L.P. By: HBK Investment L.P., Investment Advisor

By:	/s/ Kevin O'Neal

Name: Title:	Kevin O'Neal Authorized Signatory

LOAN FUNDING IV, LLC By: Highland Capital Management, L.P. As Portfolio Manager

By:	/s/ David Lancelot

Name: Title:	David Lancelot Treasurer Highland Capital Management, L.P.

LOAN FUNDING VII LLC By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ David Lancelot

Name: Title:	David Lancelot Treasurer Highland Capital Management, L.P.

7

LASALLE BANK NA

By:	/s/ Aimee W. Daniels

Name: Title:	Aimee W. Daniels Senior Vice President

Q FUNDING III, L.P. By: Prufrock Onshore, L.P., its General Partner By: J. Alfred Onshore, LLC, its General Partner

By:	/s/ Robert McCormick

Name: Title:	Robert McCormick Vice President

PRESIDENT & FELLOWS OF HARVARD COLLEGE By: Regiment Capital Management, LLC as its Investment Advisor By: Regiment Capital Advisors, LP its Manager and pursuant to delegated authority

By:	/s/ Timothy S. Peterson

Name: Title:	Timothy S. Peterson President

REGIMENT CAPITAL, LTD By: Regiment Capital Management, LLC as its Investment Advisor By: Regiment Capital Advisors, LP its Manager and pursuant to delegated authority

By:	/s/ Timothy S. Peterson

Name: Title:	Timothy S. Peterson President

SALOMON BROTHERS ASSET MANAGEMENT INC

By:	/s/ Christoper C. Lipscombe

Name: Title:	Christoper C. Lipscombe Director

7

FIELD POINT I, LTD

By:	/s/ Jeffrey A. Gelfand

Name: Title:	Jeffrey A. Gelfand Authorized Signatory

FIELD POINT II, LTD

By:	/s/ Jeffrey A. Gelfand

Name: Title:	Jeffrey A. Gelfand Authorized Signatory

SEMINOLE FUNDING LLC

By:	/s/ Meredith J. Koslick

Name: Title:	Meredith J. Koslick Assistant Vice President

CELERITY CLO LIMITED By: TCW Advisors, Inc., As Agent

By:	/s/ Mathew A. Miller

Name: Title:	Mathew A. Miller Managing Director

By:	/s/ Jonathan R. Insull

Name: Title:	Jonathan R. Insull Managing Director

C-SQUARED CDO LTD. By: TCW Advisors, Inc., as its Portfolio Manager

By:	/s/ Jonathan R. Insull

Name: Title:	Jonathan R. Insull Managing Director

FIRST 2004-I CLO, LTD. By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ Matthew A. Miller

Name: Title:	Matthew A. Miller Managing Director

7

By:	/s/ Jonathan R. Insull

Name: Title:	Jonathan R. Insull Managing Director

FIRST 2004-II CLO, LTD By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ Matthew A. Miller

Name: Title:	Matthew A. Miller Managing Director

By:	/s/ Jonathan R. Insull

Name: Title:	Jonathan R. Insull Managing Director

JEFFERSON-PILOT LIFE INSURANCE COMPANY By: TCW Advisors, Inc., as its Investment Advisor

By:	/s/ Matthew A. Miller

Name: Title:	Matthew A. Miller Managing Director

By:	/s/ Jonathan R. Insull

Name: Title:	Jonathan R. Insull Managing Director

LOAN FUNDING I LLC, a wholly owned subsidiary of Citibank, N.A. By: TCW Advisors, Inc., as portfolio manager of Loan Funding I LLC

By:	/s/ Matthew A. Miller

Name: Title:	Matthew A. Miller Managing Director

By:	/s/ Jonathan R. Insull

Name: Title:	Jonathan R. Insull Managing Director

7

TCW SELECT LOAN FUND, LIMITED By: TCW Advisors, Inc. as its Collateral Manager

By:	/s/ Matthew A. Miller

Name: Title:	Matthew A. Miller Managing Director

By:	/s/ Jonathan R. Insull

Name: Title:	Jonathan R. Insull Managing Director

TCW SENIOR SECURED LOAN FUND By: TCW Advisors, Inc. as its Investment Advisor

By:	/s/ Matthew A. Miller

Name: Title:	Matthew A. Miller Managing Director

By:	/s/ Jonathan R. Insull

Name: Title:	Jonathan R. Insull Managing Director

VELOCITY CLO, LTD. By: TCW Advisors, Inc. its Collateral Manager

By:	/s/ Matthew A. Miller

Name: Title:	Matthew A. Miller Managing Director

By:	/s/ Jonathan R. Insull

Name: Title:	Jonathan R. Insull Managing Director

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Joseph L. Svehla

Name: Title:	Joseph L. Svehla Vice President

WB LOAN FUNDING 2, LLC

By:	/s/ Diana M. Himes

Name: Title:	Diana M. Himes Associate

FOOTHILL INCOME TRUST, L.P. By FIT GP, LLC, Its Gen Partner

By:	/s/ Richard M. Bohannon

Name: Title:	Richard M. Bohannon Managing Member

WELLS FARGO FOOTHILL, LLC

By:	/s/ Juan Barrera

Name: Title:	Juan Barrera Vice President

THE FIRST AMENDMENT IS ACKNOWLEDGED AND AGREED:

BALLY’S FITNESS AND RACQUET CLUBS, INC.
BALLY FITNESS FRANCHISING, INC.
BALLY FRANCHISE RSC, INC.
BALLY FRANCHISING HOLDINGS, INC.
BALLY ESTATE II, LLC
REAL ESTATE III, LLC
REAL ESTATE IV, LLC
BALLY REFS WEST HARTFORD, LLC
BALLY TOTAL FITNESS CORPORATION
BALLY TOTAL FITNESS HOLDING CORPORATION
BALLY TOTAL FITNESS INTERNATIONAL, INC.
BALLY TOTAL FITNESS OF MISSOURI, INC.
BALLY TOTAL FITNESS OF TOLEDO, INC.
BFIT REHAB OF WEST PALM BEACH, INC.
CONNECTICUT COAST FITNESS CENTERS, INC.
CONNECTICUT VALLEY FITNESS CENTERS, INC.
GREATER PHILLY NO. 1 HOLDING COMPANY
GREATER PHILLY NO. 2 HOLDING COMPANY
HEALTH & TENNIS CORPORATION OF NEW YORK
HOLIDAY HEALTH & FITNESS CENTERS OF NEW YORK, INC.
HOLIDAY HEALTH CLUBS AND FITNESS CENTERS, INC.
HOLIDAY HEALTH CLUBS OF THE SOUTHEAST, INC.
HOLIDAY HEALTH CLUBS OF THE EAST COAST, INC.
HOLIDAY/SOUTHEAST HOLDING CORP.
HOLIDAY SPA HEALTH CLUBS OF CALIFORNIA
HOLIDAY UNIVERSAL, INC.
JACK LALANNE FITNESS CENTERS, INC.
JACK LALANNE HOLDING CORP.
MANHATTAN SPORTS CLUB, INC.
NEW FITNESS HOLDING CO., INC.
NYCON HOLDING CO., INC.
PHYSICAL FITNESS CENTERS OF PHILADELPHIA, INC.
PROVIDENCE FITNESS CENTERS, INC.
RHODE ISLAND HOLDING COMPANY
SCANDINAVIAN HEALTH SPA, INC.
SCANDINAVIAN U.S. SWIM & FITNESS, INC.

TIDELANDS HOLIDAY HEALTH CLUBS, INC.
U.S. HEALTH, INC.
59TH STREET GYM LLC
708 GYM LLC
ACE, LLC
CRUNCH FITNESS INTERNATIONAL, INC.
CRUNCH L.A. LLC
CRUNCH WORLD LLC
FLAMBE LLC
MISSION IMPOSSIBLE, LLC
SOHO HO LLC
WEST VILLAGE GYM AT THE ARCHIVES LLC

By:	/s/ William Fanelli

Name: Title:	William Fanelli Senior Vice President for each of the Guarantors listed above